Exhibit 99.2
GM Agreement to Sell Controlling Interest in GMAC GM Investor Call April 3, 2006

In this press release and in related comments by General Motors' and General Motors Acceptance Corporation's management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions is intended to identify forward- looking statements. All statements in this press release and in related comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM's actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, to achieve reductions in health care and pension costs and to implement capital expenditures at levels and times planned by management; the amount and rate of employee attrition, the pace of product introductions; market acceptance of the corporation's new products; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC's and Residential Capital Corporation (ResCap)'s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM's and GMAC's operations and liquidity; other factors impacting financing and insurance operating segments' results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off- lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition, GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Such factors include, among others, the following: the ability of GM, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM's contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries' qualified U.S. defined benefits pension plans; restrictions on ResCap's ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward- looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. Forward Looking Statements

Rick Wagoner, GM Chairman and CEO Fritz Henderson, GM Vice Chairman and CFO Mark Neporent, Cerberus COO and Senior Managing Director Eric Feldstein, GMAC Chairman Agenda

Rick Wagoner GM Chairman and CEO

GM has agreed to sell a 51% controlling interest in GMAC to a Cerberus controlled consortium Consortium includes Cerberus Capital Management, L.P., Citigroup and Aozora Bank Ltd. GM will continue to own 49% equity interest in a stronger GMAC GM expects to realize $14B cash over three years with $10B expected by closing GM and the consortium to invest $1.9B in GMAC preferred equity to bolster GMAC capitalization Long-term investor committed to growing GMAC business GM reserves the right to purchase GMAC Global Automotive Finance Business for 10 years Highlights of Transaction

Very strong Services Agreements between GM and GMAC to preserve mutually-beneficial historical relationship Auto Business enhanced by long-term access to cost effective funding GMAC will continue to provide diverse product offerings to GM dealers and customers Significant upfront proceeds to bolster GM liquidity Important to strengthen our balance sheet and fund our turnaround plan Enhanced GM shareholder value through a stronger GMAC Enhances value of an important asset GM continues to participate in GMAC's enhanced profitability over the long-term Benefits of Transaction to GM

Expect to de-link GMAC's credit rating from GM Improved access to cost-effective funding to support GMAC's diversified earnings growth GMAC capital base strengthened via preferred equity investment and earnings retention over time Steady flow of auto financing volume through 10-year exclusivity agreement Significant reduction in GMAC unsecured exposure to GM Long-term investment by consortium Benefits of Transaction to GMAC

Fritz Henderson GM Vice Chairman and CFO

Transaction. . . . . . . . . . . . . . . . Sale of 51% of GMAC common interest by GM to consortium (Certain retail and lease assets retained by GM) GM Cash Proceeds . . . . . . . . . Anticipate $14B over 3 years Consortium Investors . . . . . . . Cerberus Capital Management, L.P. Citigroup Aozora Bank Ltd. Anticipated Closing. . . . . . . . . Fourth Quarter 2006 Transaction Summary

GM did not find a single financial institution to buy a 51% controlling interest in GMAC However, expect to achieve GMAC credit ratings de-linkage from GM through structured transaction with Cerberus-led consortium Long-term investment commitment from a controlling stakeholder Significant reduction in GM exposure Sound governance to protect all GMAC stakeholders Contractual agreement that ensures arm's length GM-GMAC operating relationship Transaction would allow ResCap to retain its investment grade credit rating GM and Cerberus, together with GMAC, are committed to achieving a stable investment grade rating for GMAC over time to allow GMAC to grow its business GMAC Credit Ratings

GM expects to receive approximately $14B in cash over 3 years Proceeds of $7.4B based on 51% of tangible book value, after excluding certain assets to be retained by GM Cash dividend of $2.7B associated with conversion of GMAC and most of its U.S. based subsidiaries (excluding the Insurance Group) to Limited Liability Companies GM to retain about $20B of U.S. SmartLease and U.S. retail assets and associated funding with estimated book value of $4B Retention of lease assets by GM provides further GM liquidity and reduces GMAC's exposure to residual risk $ Billion Transaction Proceeds 7.4 Distribution from LLC Conversion 2.7 Asset Carve-Out Cash Flows* 4.0 Total 14.1 * Monetizes over approximately 3 years GM will receive dividends from GMAC equal to its earnings prior to closing, which will largely fund GM repayment of inter-company debt Components of Transaction

GM ($1.4B) and consortium ($0.5B) to invest $1.9B in GMAC preferred equity Significant reinvestment of earnings over 5 years to support GMAC growth Plan to retain essentially all GMAC's "after-tax" earnings in years 1-2 in the business Cerberus committed to reinvest all after-tax distributions into GMAC preferred equity in years 3-5 Significant reduction in GMAC unsecured exposure to GM to approximately $0.4B Will be capped at $1.5B going forward GM call option on GMAC's Global Automotive Financing business with ten year term Can only exercise if GM credit ratings are investment grade, or higher than GMAC's credit ratings Transaction expected to generate $1.1 - $1.3B pre-tax non-cash loss on sale for 51% stake Other Components of Transaction

Additional credit facilities in the amount of $25B planned to be arranged by Citigroup to enhance GMAC's already strong liquidity $25B asset backed credit facility $12.5B directly committed by Citigroup Remaining $12.5B to be syndicated 3 Year commitment Facility structured in two tranches $10B expected to be available before closing $15B expected to be available at closing GMAC will continue to service assets $25 Billion Funding Facility

Objective is to codify mutually-beneficial historical relationship between GM and GMAC Strategic support for GM global auto sales Improved auto finance penetration and revenue for GMAC 10 Year exclusivity covering U.S., Canada and International GM-sponsored consumer and wholesale marketing incentives GMAC commitment to provide financing to GM customers and wholesale dealers in accordance with historical practices GMAC will retain right to make individual credit decisions and will approve a broad credit spectrum of customers and dealers GMAC will continue to have access to GM trademarks Services Agreements

Cerberus will be managing owner of consortium investment vehicle and will control consortium's 51% voting shares Management Appointments Consortium to appoint CEO and CFO Consortium and GM to jointly appoint President of Auto Finance Current top GMAC management to remain in place Board Composition 13 Board members - consortium: 6; GM: 4; Independent: 3 Consortium and GM to jointly appoint Chairman Audit Committee to consist of all three Independent Directors GM to retain minority rights including those pertaining to certain dividends, M&A and dilutive capital transactions Governance Features

Key Closing Conditions PBGC agreement that GMAC and its subsidiaries will have no liability that could arise from GM's pension plans No Material Adverse Effect (including a credit rating below CCC for GM's unsecured long-term debt) Minimum credit ratings of BB and BBB- for GMAC and ResCap, respectively, and B++ for significant GMAC insurance entities Termination and repayment of certain inter-company debts Receipt of regulatory approvals in the U.S. and abroad Certain legal opinions at closing

Liquidity Actions Sale of FHI $0.6B Sale of Suzuki $2.0B Sale of 51% GMAC $14B Dividend Cut $0.5B/yr GM Liquidity and Risk Management Balance Sheet Risk Management UAW Healthcare Agreement Salaried Healthcare Revisions Salaried Pension Revisions Current Focus: Execution of GM-UAW-Delphi Attrition Program Delphi Restructuring Actions Near-term liquidity strengthened Numerous actions taken to mitigate longer-term balance sheet risk

GM Turnaround - Revenue Initiatives Total Value Pricing Quality of share initiatives All-new fullsize utility launch underway Upcoming launch of all-new fullsize pickups Aggressive near-term portfolio plan Start of renaissance of Saturn brand More focused brands Buick / Pontiac / GMC channel alignment

GM now expects to reduce structural cost in North America by an average of $7B on a running rate basis by the end of 2006 up from original target of $6B thereby lowering GM's breakeven point GM Turnaround - Cost Initiatives Ongoing Material Cost Reduction $1B in 2006 Oct. 2005 UAW Retiree Health Care Agreement Nov. 2005 Manufacturing Capacity Actions Feb. 2006 Salaried Retiree Health Care Revisions Mar. 2006 Salaried Pension Plan Revisions Mar. 2006 GM-UAW-Delphi Accelerated Attrition Program Mar. 2006 Salaried Headcount Reductions

GM to receive approximately $14B of cash over three years Strong Services Agreements ensure continuation of mutually beneficial strategic relationship between GM and GMAC Transaction creates a stronger, more independent GMAC with more opportunity for profitable growth and expectation of a de-linked credit rating from GM Long-term, strategic investment by consortium GMAC Transaction is another key step in the GM Turnaround Plan Summary

Mark Neporent Cerberus COO and Senior Managing Director

Capital Management, L.P. One of the largest private investment firms in North America, with $18 billion under management Experienced investor in financial institutions and automotive businesses Cerberus operating approach Strong track record of performance Highly flexible capital with investments in all layers of the capital structure Focus on underperforming, operationally and/or financially distressed companies Actively seek to create value, back management and build successful companies Long-term investment horizon Significant stability for all stakeholders Provide management support and financial support An exclusive "Operations Team" of 85 operating executives serves as advisors to portfolio companies Emphasizes efforts to facilitate synergies among its portfolio companies Have assembled broad portfolio of control investments including financial institutions Cerberus Capital

Vision for GMAC Investment partners to provide access to lower cost of capital and committed liquidity Plan to keep GMAC's diversified and market-leading portfolio of businesses intact and growing See opportunities to help grow GMAC's business by building upon GMAC's finance platform, leveraging cross selling opportunities, and expanded product offerings Extensive due diligence gives us confidence in company, assets and people We have a long-term commitment to GMAC's growth and success

Eric Feldstein Chairman GMAC Financial Services

GMAC Business Strengths Benefits Brought by Consortium Create Premier Global Finance Company GMAC Strategic Vision Leadership positions across all major sectors #1 auto finance Top ten player in mortgage #1 provider of Extended Warranty #1 provider of dealer inventory insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise spanning 40 countries Competitive cost of funds Additional GMAC balance sheet capacity Improved credit rating Strengthened capital base Committed term funding facility Operational expertise Strong independent corporate governance